UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): October 29, 2025

Value Line, Inc.
(Exact name of registrant as specified in its charter)

New York (State or Other Jurisdiction of Incorporation)	0-11306 (Commission File Number)	13-3139843 (I.R.S. Employer Identification No.)

551 Fifth Avenue
New York, New York
(Address of Principal Executive Offices)
10176
(Zip Code)

(212) 907-1500
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each Exchange on which registered
Common stock, $0.10 par value per share	VALU	The Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.  Other Events.

On October 29, 2025, the Company issued a press release which is attached as Exhibit 99.1 and is incorporated into this Form 8-K by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Press release dated October 29, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

VALUE LINE, INC.

(Registrant)

By:	/s/ Howard A. Brecher
Howard A. Brecher
Chairman & Chief Executive Officer
Date: October 29, 2025

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated October 29, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)